Exhibit 10.10

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of April 7, 2016 (this “Agreement”) is entered into among Green Dot Corporation, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, have entered into that certain Credit Agreement dated as of October 23, 2014 (as amended or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments.

(a)    The first sentence in the definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurodollar Rate plus 1.00%; provided, that, if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

(b)    The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) the total of (i) Consolidated EBITDA for the period of the four fiscal quarters most recently ended minus (ii) Consolidated Capital Expenditures for the four fiscal quarters most recently ended to (b) Consolidated Fixed Charges for the period of the four fiscal quarters most recently ended.

(c)    Clause (f) in the definition of “Consolidated Fixed Charges” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(f) the aggregate amount of cash Restricted Payments made by the Borrower during such period pursuant to Section 8.06(g) (other than any share repurchase made by the Borrower after September 1, 2015), all as determined in accordance with GAAP.

(d)    The definitions of “Consolidated Maintenance Capital Expenditures” and “Second Amendment Share Repurchases” in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.

(e)    Section 8.06(g) of the Credit Agreement is hereby amended to read as follows:

(g)    the Borrower may make any other Restricted Payment; provided, that, (x) no Default or Event of Default shall have occurred and be continuing at the time of such Restricted Payment or would result therefrom, (y) if such Restricted Payment is a share repurchase, the aggregate amount of such share repurchase, when taken together with the aggregate amount of all share repurchases consummated by the Borrower in the fiscal year in which such share repurchase is to be made, shall not exceed (A) $60,000,000, for the fiscal year ending December 31, 2016 and (B) $50,000,000, for any fiscal year ending thereafter and (z) upon giving effect to such Restricted Payment on a Pro Forma Basis, (A) the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter end for which the Borrower was required to deliver financial statements pursuant to Section 7.01(a) or (b), (B) the Consolidated Leverage Ratio is less than or equal to 1.50 to 1.0 and (C) the Loan Parties have Liquidity of at least $75,000,000, and, with respect to any such Restricted Payment in excess of $2,500,000 individually or $10,000,000 in the aggregate with all other such Restricted Payments made in any fiscal year, the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating compliance with this clause (z).

(f)    Section 8.07(b) of the Credit Agreement is hereby amended to read as follows:

(b)    With respect to each Bank Subsidiary, (i) engage in any material line of business substantially different from Green Dot Bank’s banking business on the Closing Date, the primary purpose of which is the facilitation of the Borrower’s prepaid card business and activities incidental or ancillary thereto (it being understood that a Bank Subsidiary may engage in secured credit card lending to the extent permitted by clause (ii) of this Section 8.07(b)), (ii) make or hold any Investments other than (x) loans of Green Dot Bank in existence as of the Closing Date (it being understood that such loans shall continue until maturity thereof), loans and Investments made under the Community Reinvestment Act, other local and personal loans within Green Dot Bank’s community consistent with past practice and loans and other extensions of credit made in connection with Green Dot Bank’s secured credit card program, provided that all such loans, extensions of credit and other Investments under this clause (x) shall not exceed $12,000,000 in the aggregate at any time outstanding, and (y) Investments held in the form of cash or Cash Equivalents and other customary highly liquid bank Investments of cash in the ordinary course of business, (iii) consummate any Acquisition or (iv) create, incur, assume of suffer to exist any Indebtedness outside of the ordinary course of business (including, for the avoidance of doubt, any bank credit facility or capital markets Indebtedness).

(g)    The text “Consolidated Maintenance Capital Expenditures” in Section 2(b) of Schedule 2 to Exhibit F of the Credit Agreement is hereby amended to be “Consolidated Capital Expenditures”.

(h)    The text “the aggregate amount of cash Restricted Payments made by the Borrower during such period pursuant to Section 8.06(g) of the Credit Agreement” in Section 2(c)(vi) of

Schedule 2 to Exhibit F of the Credit Agreement is hereby amended to read “the aggregate amount of cash Restricted Payments made by the Borrower during such period pursuant to Section 8.06(g) of the Credit Agreement (other than any share repurchases made by the Borrower after September 1, 2015)”.

2.    Condition Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders, and the Administrative Agent.

3.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)    The Borrower and the Guarantors hereby represent and warrant as follows:
(i)    Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement.
(ii)    This Agreement has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(iii)    No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement.
(d)    The Loan Parties represent and warrant to the Lenders that (i) after giving effect to this Agreement, the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and (ii) after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO HERETO, AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	GREEN DOT CORPORATION,
a Delaware corporation
By: /s/ John C. Ricci
Name: John C. Ricci
Title: Secretary & General Counsel

GUARANTORS:	SBBT HOLDINGS, LLC,
a Delaware limited liability company

By:	Green Dot Corporation, a Delaware corporation, its sole member
By: /s/ John C. Ricci
Name: John C. Ricci
Title: Secretary & General Counsel
INSIGHT CARD SERVICES, LLC,
an Alabama limited liability company

By:	Green Dot Corporation, a Delaware corporation, its sole member
By: /s/ John C. Ricci
Name:    John C. Ricci
Title: Secretary & General Counsel
SANTA BARBARA TAX PRODUCTS GROUP, LLC,
a Delaware limited liability company

By:	SBBT Holdings, LLC, a Delaware limited liability company, its sole member

By:	Green Dot Corporation, a Delaware corporation, its sole member
By: /s/ John C. Ricci
Name:    John C. Ricci
Title: Secretary & General Counsel

GREEN DOT CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

SD FINANCIAL SERVICES, LLC (f/k/a TPG FINANCIAL SERVICES, LLC),
a Delaware limited liability company

By:	SBBT Holdings, LLC, a Delaware limited liability company, its sole member

By:	Green Dot Corporation, a Delaware corporation, its sole member
By: /s/ John C. Ricci
Name:    John C. Ricci
Title: Secretary & General Counsel
ACHIEVE FINANCIAL SERVICES, LLC,
a Delaware limited liability company

By:	Green Dot Corporation, a Delaware corporation, its sole member
By: /s/ John C. Ricci
Name:    John C. Ricci
Title: Secretary & General Counsel
ACCOUNTNOW, INC.,
a Delaware corporation
By: /s/ Edward A. Giedgowd
Name:    Edward A. Giedgowd
Title: Secretary
ACCOUNTNOW SERVICES, INC.,
a Delaware corporation
By: /s/ Edward A. Giedgowd
Name:    Edward A. Giedgowd
Title: Secretary
READY FINANCIAL GROUP, INC.,
an Idaho corporation
By: /s/ Edward A. Giedgowd
Name:    Edward A. Giedgowd
Title: Secretary

GREEN DOT CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

NATIONAL CONSUMER CREDIT CORPORATION,
a Delaware corporation
By: /s/ Edward A. Giedgowd
Name:    Edward A. Giedgowd
Title: Secretary
READYNOW MOBILE, INC.,
a Delaware corporation
By: /s/ Edward A. Giedgowd
Name:    Edward A. Giedgowd
Title: Secretary
NFSE LLC,
a Delaware limited liability company

By:	AccountNow, Inc., its Sole Member
By: /s/ Edward A. Giedgowd
Name: Edward A. Giedgowd
Title: Secretary
NFINANSE PAYMENTS INC.,
a Nevada corporation
By: /s/ David J. Petrini
Name:    David J. Petrini
Title: Chief Financial Officer
NEXT ESTATE COMMUNICATIONS, INC.,
a Delaware corporation
By: /s/ Steven Streit
Name: Steven Streit
Title: CEO/President

GREEN DOT CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:                BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Christine Trotter
Name: Christine Trotter
Title: Assistant Vice President

GREEN DOT CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Tasneem A. Ebrahim
Name: Tasneem A. Ebrahim
Title: Senior Vice President

GREEN DOT CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Eugene Dreytser
Name: Eugene Dreytser
Title: Assistant Vice President

GREEN DOT CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

SILICON VALLEY BANK,
as a Lender
By: /s/ Raj Morey
Name: Raj Morey
Title: Director

GREEN DOT CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as a Lender
By: /s/ Darran Wee
Name: Darran Wee
Title: Senior Vice President

GREEN DOT CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

FIRST BANK,
as a Lender
By: /s/ Richard A. Sutton
Name: Richard A. Sutton
Title: Sr. Vice President

GREEN DOT CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

MANUFACTURERS BANK,
as a Lender
By: /s/ Sandy Lee
Name: Sandy Lee
Title: Vice President

GREEN DOT CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT